SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 26, 2004


                          GENERAL MARITIME CORPORATION
           (Exact name of each Registrant as specified in its Charter)



Republic of the Marshall Islands        001-16531                06-159-7083
(State or other jurisdiction of    (Commission File Number)    (IRS employer
incorporation or organization)                               identification no.)


   35 West 56th Street                                             (Zip Code)
   New York, New York
 (Address of principal
   executive offices)


      (Registrant's telephone number, including area code): (212) 763-5600

Item 9. Regulation FD Disclosure

Attached as Exhibit 99.1 is a press release issued by General Maritime Corporation (the "Company") announcing an agreement to acquire the fleet and technical operations of Soponata SA.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


March 26, 2004

                                            GENERAL MARITIME CORPORATION


                                            By: /s/ JOHN C. GEORGIOPOULOS
                                                -------------------------------
                                                John C. Georgiopoulos
                                                Chief Financial Officer



00656.0014 #474187